Exhibit 10.35

Date: June 10, 2010	Pope Resources, a Delaware Limited Partnership Customer/Note No. 56548-841

FIRST AMENDED AND RESTATED
TERM NOTE

THIS FIRST AMENDED AND RESTATED TERM NOTE (this “Note”) is made and entered into effective as of the date first written above, by and between NORTHWEST FARM CREDIT SERVICES, FLCA (“Lender”) and POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender entered into a Term Note, dated September 25, 2009, as amended or otherwise modified (the “Prior Note”);

WHEREAS, Borrower and Lender desire to create a “pool” of collateral to act as security for the Loan and other Loans made by Lender and Lender’s affiliate Northwest Farm Credit Services, PCA; and

WHEREAS, Borrower and Lender desire to amend and restate the Prior Note on the terms and conditions stated herein such that upon execution hereof and upon Lender obtaining the required lien position in the Collateral, the Prior Note shall be replaced with this Note and of no further force and effect.

NOW THEREFORE, for value received, on the Loan Maturity Date, Borrower, as principal, jointly and severally, promises to pay to Lender, or order, at its office in Spokane, Washington, or at such other place as the holder of this Note may designate in writing, the principal sum of Nine Million Eight Hundred Thousand and No/100’s Dollars ($9,800,000.00), or so much thereof as may be outstanding, plus interest thereon from and after any Disbursement Date, at interest rates as provided for hereafter.

1.           Definitions.  For purposes of this Note, the following definitions apply.  Capitalized terms not otherwise defined herein shall have the meanings given in the First Amended and Restated Master Loan Agreement, dated on or about the same date herewith, as it may be amended, restated or otherwise modified (the “Loan Agreement”).

“Applicable Margin” means, for purposes of calculating the applicable interest rate for any day for the Loan, 2.1 percent, per annum.

“Borrower” means Pope Resources, A Delaware Limited Partnership, a Delaware limited partnership; provided however, for purposes of covenant compliance, “Borrower” shall include all subsidiaries of Pope Resources, a Delaware Limited Partnership, whose financial statements should, under GAAP be consolidated with Pope Resources, A Delaware Limited Partnership.

“Collateral” means all the property pledged to secure this Loan as described in the Loan Documents, including but not limited to the real property consisting of approximately 58,554 acres of fee-owned timberland, located in Washington, together with all improvements located thereon, as more particularly described in that certain Mortgage dated of or around the same date herewith.

“Default Interest Rate” shall have the meaning set forth in Section 7.03 hereof.

“Disbursement Date” means a Business Day when Loan principal is advanced under the Loan to or on the account of Borrower.

“Fixed Rate Maturity Date” shall have the meaning set forth in Section 4 hereof; provided however, if a Fixed Rate Maturity Date falls on a date that is not a Business Day, the Fixed Rate Maturity Date shall be deemed to be the preceding Business Day.

“Index Source” means the Federal Farm Credit Banks Funding Corporation, unless an Index Source is otherwise identified for a given pricing option described herein.

“Lender” means Northwest Farm Credit Services, FLCA.

“Loan” or “Loan No. 56548-841” means all principal amounts advanced by Lender to Borrower or on the account of Borrower or otherwise under this Note and the other Loan Documents, and all fees or charges incurred as provided for in this Note and the other Loan Documents, plus all interest accrued thereon.

“Loan Documents” means the Note and all other documents executed in connection with the Loan, including but not limited to the Loan Agreement, Mortgage dated on or about the same date herewith, and all renewals, extensions, amendments, modifications, substitutions and replacements thereof.

“Loan Maturity Date” means September 1, 2019.

“Loan Purpose” means (a) to re-finance Borrower’s existing long term debt with John Hancock Life Insurance Company, including any associated prepayment and breakage fees, and (b) to pay Loan fees and all of Lender’s reasonable transaction costs.

“Material” means that which, in reasonable and objective contemplation, will or realistically might affect the business or property of a Person, or the Person's creditworthiness as to such business or property, in a significant manner.

“Notice” shall have the meaning as set forth in Paragraph 2 hereof.

“Pricing Date” means the Business Day the Loan began to accrue interest under a the 10-year Fixed Rate Option.

“Related Party or Parties” means, with respect to any Person, such Person’s Affiliates and the general partners, directors and officers of such Person and of such Person’s Affiliates.

2.                Loan Fee, Expenses, Stock and Notice.

2.01           Loan Fee.  Borrower has paid Lender the Loan origination fee set forth in a separate Loan fee letter, dated September 25, 2009.

2.02           Costs and Expenses.  Borrower shall pay Lender on the Closing Date, and subsequently on Lender’s demand, all of Lender’s reasonable transaction expenses, including but not limited to costs and expenses relating to title policies, appraisals of Collateral and fees and costs directly related to recording, filing and closing, whether or not the Loan is disbursed.

2.03           Stock.  Borrower shall comply with the capitalization requirements of ACA, as indicated in the Loan Agreement.

2.04           Notice of Prepayment and Pricing.

 a.           Prepayment of Principal.  Borrower shall provide Lender with Notice of the amount of any prepayment no later than 10:00 a.m. Spokane time one Business Day prior to the Business Day the prepayment will be made.

  b.           Form of Notice.  Borrower may provide Lender any Notice required under this Note by use of the notice in form substantially as set forth on Exhibit A hereto or other documentation as may be prescribed by Lender.  Alternatively, Borrower may telephone Lender at the numbers designated on Exhibit A or as may be provided by Lender from time to time.  If Notice is by telephone, Lender will confirm to Borrower the elected prepayment or pricing in writing.  All such Notices are deemed irrevocable when given and are subject to Breakage Fees.

3.     Advance.  The proceeds of the Loan have been fully advanced.  The Loan is not a revolving loan.  Once Loan principal has been repaid, it may not be reborrowed.

4.           Pricing.  Borrower priced the Loan with a fixed rate equal to the 10-year Fixed Rate Option, as defined herein, plus the Applicable Margin.  For purposes hereof:  (i) the “10-year Fixed Rate Option” shall mean the rate for the all-in cost of the corresponding term for Farm Credit Medium Term Notes, rounded to the nearest .05 percent, as made available by the Index Source on the Pricing Date; and (ii) “Interest Period” shall mean a period commencing on the Pricing Date and ending on the Fixed Rate Maturity Date.  The Fixed Rate Maturity Date for a the Loan shall be the corresponding anniversary of the first day of the month following the Pricing Date if the Pricing Date is not the first day of a month or the corresponding anniversary of the Pricing Date if such Pricing Date is the first day of a month.

5.                Payment.

5.01           Payment of Loan.

   a.           Payment of Interest.  Borrower shall pay the interest that accrues on the Loan on the first day of the following month.

   b.           Payment of Principal.  The principal associated with the Loan shall be repaid in full on the Fixed Rate Maturity Date.

   c.           Payment in Full on Loan Maturity Date.  The unpaid principal balance, unpaid interest thereon, and all other amounts due under the Note and the other Loan Documents shall be paid on the Loan Maturity Date.

5.02           Payment in Full on Loan Maturity Date.  The unpaid principal balance, unpaid interest thereon, and all other amounts due under this Note and the other Loan Documents shall be paid on the Loan Maturity Date.

5.03           Application of Payments.  Regularly scheduled payments billed shall be applied to amounts owed by Borrower as billed on the date of Lender’s receipt of payment.  Any payment shall be applied as of the date of receipt first to accounts receivable for reimbursable expenses, second to default interest, third to billed interest, fourth to billed principal, fifth to unpaid principal, and any remainder to accrued and unpaid interest.  In addition, so long as there is no Event of Default or Incipient Default, principal prepayments shall not alter the obligation to pay scheduled payments until the Loan is paid in full.

5.04           Timber Cutting Payments.  Lender will calculate a Timber Cutting Payment annually, at the Fiscal Year End.  The Timber Cutting Payment will be due and payable 15 days after it is billed.  A Timber Cutting Payment shall not excuse Borrower from making any other required payments.  Timber Cutting Payments will be subject to the Prepayment Fee provisions hereof.

6.                Prepayment and Breakage Fees.  The Loan is subject to the Prepayment and Breakage Fees set forth in the Loan Agreement.

7.               Default.

7.01           Events of Default.  Time is of the essence in the performance of this Note.  The occurrence of any one or more of the events identified in the Loan Agreement as an Event of Default shall constitute an “Event of Default” under this Note.

7.02           Acceleration.  In the event of any uncured Event of Default beyond any applicable cure periods provided for in the Loan Documents, at Lender's option, without notice or demand, the unpaid principal balance of the Loan, plus all accrued and unpaid interest thereon and all other amounts due shall immediately become due and payable.

7.03           Default Interest Rate.  The Default Interest Rate applicable to a delinquent payment shall equal four percent (4%) per annum above the interest rate in effect at the time such payment was due, which rate shall accrue on the total amount of the payment due until paid, accelerated or upon maturity.  Provided however, upon acceleration and or maturity, the Default Interest Rate shall be equal to and remain at four percent (4%) per annum above the interest rate in effect at the time of acceleration or maturity and shall accrue on the entire unpaid balance of the Loan until paid in full.

7.04           Application of Payments Following Default or Incipient Default.  Notwithstanding anything to the contrary hereunder or in the other Loan Documents, in the Event of Default or Incipient Default, Lender shall have the right to apply payments made by or on the account of Borrower and any funds held in any FPF Account for the Loan at any time.

8.                Loan Terms, Provisions and Covenants.  The Loan is subject to the terms, provisions and covenants contained herein and in the other Loan Documents.

9.               Miscellaneous Terms.

9.01           Notice of Default.  Borrower shall provide Lender immediate Notice of any Event of Default or Incipient Default under this Note and the other Loan Documents.

9.02           Interest Rates.  Interest rates described herein are per annum rates and are calculated on the basis of the actual number of days elapsed during the year for the actual number of days in the year.   If any payment date is not a Business Day, then payment shall be due on the next Business Day.

9.03           Exhibits.  All Exhibits hereto are incorporated herein and made a part of this Note.

9.04           Index and Index Source.  The Indexes used herein do not necessarily represent the lowest rates charged by Lender on its loans.  If any Index or Index Source provided for herein becomes unavailable during the Loan term, Lender will choose a new Index or Index Source, which it determines, in the good faith, reasonable exercise of its sole discretion, is comparable, to be effective upon notification thereof to Borrower.

9.05           Payments.  Upon Lender’s written request, payments shall be electronically submitted no later than 10:00 a.m. Spokane time on the date specified for payment.  All sums payable to Lender hereunder shall be paid directly to Lender in immediately available funds in U.S. dollars.  Lender shall send to Borrower periodic statements of all amounts due hereunder at applicable interest rates, which statements shall be considered correct and conclusively binding on Borrower in all respects and for all purposes unless Borrower notifies Lender in writing of any objections within 15 days of receipt of any such statement.

9.06           Authorization.  Borrower authorizes David L. Nunes or Thomas M. Ringo, or any other individual(s) as they or either of them may authorize in writing, to request advances of principal under this Note, to confirm interest rates and lock-in fees, and to provide Lender notice of pricing, repricing or prepayment as required under this Note.

9.07           Advances, Fees and Costs.  Borrower shall pay Lender, on demand, all attorney fees and costs incurred in any loan or loan servicing actions or to protect or enforce any of Lender’s rights in bankruptcy, appellate proceedings or otherwise, under this Note or the other Loan Documents.  All sums advanced by Lender to protect its interests hereunder or under the other Loan Documents and all Prepayment and Breakage Fees shall be payable on demand and shall accrue interest under the interest rate in effect for the Loan on such date and shall be treated as an advance under the Loan.

9.08           Governing Law.  The substantive laws of the State of Washington shall apply to govern the construction of the Loan Documents and the rights and remedies of the parties, except where the location of the Collateral for the Loan may require the application of the laws of another state or where federal laws, including the Farm Credit Act of 1971, as amended, may be applicable.

9.09           General Provisions.  Borrower agrees to this Note as of the date first above written.  Borrower waives presentment for payment, demand, notice of nonpayment, protest, notice of protest and diligence in enforcing payment of this Note.  This Note and the other Loan Documents constitute the entire agreement between Borrower and Lender and supersede all prior oral negotiations and promises, which are merged into such writings.  Upon written agreement of the parties, the interest rate, payment terms or balances due under the Loan may be indexed, adjusted, renewed or renegotiated.  Lender may at any time, without notice, release all or any part of the security for the Loan, including the real estate and or personal property covered by the Loan Documents; grant extensions, deferments, renewals or reamortizations of any part of the Loan over any period of time; and release from personal liability any one or more of the parties who are or may become liable for the Loan, without affecting the personal liability of any other party.  Lender may exercise any and all rights and remedies available at law, in equity and provided herein and in the other Loan Documents.  Any delay or omission by Lender in exercising a right or remedy shall not waive that or any other right or remedy.  No waiver of default by Lender shall operate as a waiver of the same or any other default on a future occasion.  Lender shall not be obligated to renew the Loan or any part thereof or to make additional or future loans to Borrower.

9.10           Counterparts.  This Note may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together, shall constitute but one and the same instrument.

9.11           WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LOAN DOCUMENT AND ANY FUTURE MODIFICATIONS, AMENDMENTS, EXTENSIONS, RESTATEMENTS AND SERVICING ACTIONS RELATING TO THIS LOAN DOCUMENT.  THE PARTIES INTEND THAT THIS JURY WAIVER WILL BE ENFORCED TO THE MAXIMUM EXTENT ALLOWED BY LAW.

9.12           No Personal Liability of General Partners.  In any action brought to enforce the obligation of Borrower to pay Borrower’s Obligations, any judgment or decree shall not be subject to execution on, nor be a lien on, the assets of the General Partners of Borrower, other than their interests in the Collateral.  The foregoing shall in no way otherwise affect the personal liability of Borrower.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LENDER: NORTHWEST FARM CREDIT SERVICES, FLCA

By:	Authorized Agent

BORROWER: POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

By:	Pope MGP Inc., a Delaware corporation, its Managing General Partner

	By:	David L. Nunes, President and CEO

Pay to the Order of CoBank, ACB.

Pope Resources, a Delaware Limited Partnership
Customer/Note No. 56548-841

EXHIBIT A
NOTICE/CONFIRMATION

NOTICE TO:
Technical Accounting Services Northwest Farm Credit Services, FLCA 1700 South Assembly Street Spokane, WA 99224-2121	P. O. Box 2515 Spokane, WA 99220-2515	Fax: 509-340-5508 Tel: 1-800-216-4535

This Notice is provided pursuant to the First Amended and Restated Term Note dated June 10, 2010, as renewed, extended, amended or restated, made by Borrower and payable to the order of Lender.

SELECT ONE:                                           ☐ Prepayment of Principal

Principal Amount  ______________________________________________________
Date to be Effective_____________________________________________________

Date: ______________________________

BORROWER

By:  _______________________________
Authorized Agent

CONFIRMATION
Lender confirms that the above actions were taken or modified as provided for below:

NORTHWEST FARM CREDIT SERVICES, FLCA

Date:	By:
Authorized Agent